Exhibit 21

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION

Name	Location
100 Federal Street Limited Partnership	Boston, MA
121 Washington Street Master Tenant, LLC	Providence, RI
200 Allens Avenue, LLC	Providence, RI
A/M Properties, Inc.	Baltimore, MD
AANA Preferred Funding Trust I	Chicago, IL
AANA Preferred Funding Trust II	Chicago, IL
AANAH Holding LLC	Chicago, IL
AANAH Holding LLC II	Chicago, IL
AANAH Holding LLC III	Chicago, IL
Abilene Park, Inc.	Charlotte, NC
Abilene Partners	Charlotte, NC
Acao Multimidia S.A.	Sao Paulo, Brazil
Acceptance Alliance, LLC	Louisville, KY
Achilles Trading LLC	Charlotte, NC
AdFleet, Inc.	Glastonbury, CT
Administradora Blue 2234 S. de R.L. de C.V.	Mexico City, Mexico
AF&L, Inc.	Warrington, PA
Aguila Corp S.A.C.	Lima, Peru
Alamo Funding II, Inc.	Charlotte, NC
Alamo Funding LLC	Charlotte, NC
Alie Street Investments Limited	London, U.K.
Alie Street Investments 2 Limited	London, U.K.
Alie Street Investments 3 Limited	London, U.K.
Alie Street Investments 4 Limited	London, U.K.
Alie Street Investments 5 Limited	London, U.K.
Alie Street Investments 6 Limited	London, U.K.
Alie Street Investments 7 Limited	London, U.K.
Alie Street Investments 8 Limited	London, U.K.
Alie Street Investments 9 Limited	London, U.K.
Alie Street Investments 10 Limited	London, U.K.
Alie Street Investments 11 Limited	London, U.K.
Alie Street Investments 12 Limited	London, U.K.
Alie Street Investments 13 Limited	London, U.K.
Alie Street Investments 14 Limited	London, U.K.
Alie Street Investments 15 Limited	London, U.K.
Alie Street Investments 16 Limited	London, U.K.
Alie Street Investments 17 Limited	London, U.K.
Alie Street Investments 18 Limited	London, U.K.
Alie Street Investments 20 Limited	London, U.K.
Alie Street Investments 21 Limited	London, U.K.
Alie Street Investments 22 Limited	London, U.K.
Alie Street Investments 23 Limited	London, U.K.
Alie Street Investments 24 Limited	London, U.K.
Alie Street Investments 25 Limited	London, U.K.
Alie Street Investments 26 Limited	London, U.K.
Alie Street Investments 27 Limited	London, U.K.
Alliance Enterprise Corporation	Richardson, TX
Almacenadora Serfin, S.A. de C.V.	Mexico City, Mexico
Almacenadora Somex, S.A. de C.V.	Mexico City, Mexico
Almazora Holdings S.a.r.l.	Luxembourg, Luxembourg

Name	Location
Altier LLC	Charlotte, NC
Amarillo Lane, Inc.	Charlotte, NC
American Campus Power Plant MT, LLC	Raleigh, NC
American Financial Service Group, Inc.	Greensboro, NC
Anzac Peaks, Inc.	Charlotte, NC
Apollo Trading LLC	Charlotte, NC
Appold Property Management Limited	London, U.K.
Artic Funding LLC	Charlotte, NC
Ashburn A. Corp.	Baltimore, MD
Asia Investment Consulting Ltd.	George Town, Grand Cayman, Cayman Is.
Asian American Merchant Bank Ltd.	Singapore, Singapore
Asset Backed Funding Corporation	Charlotte, NC
Aswan Development Associates, LLC	Miami, FL
Aswan Village Associates, LLC	Miami, FL
Atlanta Affordable Housing Fund Limited Partnership	Charlotte, NC
Atlantic Equity Corporation	Chicago, IL
Atlantis Trading LLC	Charlotte, NC
Audubon—MM Urban Investments II, LLC	Dallas, TX
Audubon—MM Urban Investments, LLC	Dallas, TX
Audubon Urban Investments, LLC	Dallas, TX
Augusta Trading LLC	Charlotte, NC
Austin Acquisition Inc.	Charlotte, NC
B.A. International (Cayman) Ltd.	George Town, Grand Cayman, Cayman Is.
B of A Issuance B.V.	Amsterdam, The Netherlands
BA 1998 Partners Associates Fund, L.P.	Chicago, IL
BA 1998 Partners Fund I, L.P.	Chicago, IL
BA 1998 Partners Fund II, L.P.	Chicago, IL
BA 1998 Partners Fund LDC	Chicago, IL
BA 1998 Partners Master Fund I, L.P.	Chicago, IL
BA 1998 Partners Master Fund II, L.P.	Chicago, IL
BA Agency, Inc.	Albuquerque, NM
BA Australia Limited	Sydney, New South Wales, Australia
BA Auto Securitization Corporation	Charlotte, NC
BA Capital Advisors Limited	London, U.K.
BA Capital Company, L.P.	Charlotte, NC
BA Capital Investors Sidecar Fund, L.P.	Charlotte, NC
BA Co-Invest Fund 2001 (Cayman), L.P.	Chicago, IL
BA Co-Invest Fund 2002 (Cayman), L.P.	Chicago, IL
BA Coinvest GP, Inc.	Chicago, IL
BA Continuum Solutions Private Limited	Hyderabad, India
BA Credit Card Funding, LLC	Charlotte, NC
BA Direct Investment Fund M, L.P.	Chicago, IL
BA Electronic Data Processing (Guangzhou) Ltd.	Guangzhou, PRC
BA Employment Services Limited	George Town, Grand Cayman, Cayman Is.
BA Equity Holdings, L.P.	Charlotte, NC
BA Equity Investment Company, L.P.	Charlotte, NC
BA Equity Investors, Inc.	Chicago, IL
BA Finance Ireland Limited	Dublin, Ireland
BA Finance Lease, Inc.	San Francisco, CA
BA Financial Trading (Amsterdam) Limited	Amsterdam, The Netherlands
BA Global Funding Inc.	George Town, Grand Cayman, Cayman Is.
BA Insurance Services, Inc.	Baltimore, MD
BA International Underwriters Limited	London, U.K.
BA Investments	George Town, Grand Cayman, Cayman Is.

Name	Location
BA Leasing BSC, LLC	San Francisco, CA
BA Merchant Services, LLC	Louisville, KY
BA Netherlands Group Lending Europe Cooperatieve U.A.	Amsterdam, The Netherlands
BA Overseas Holdings	George Town, Grand Cayman, Cayman Is.
BA Partners Fund III, LLC	Chicago, IL
BA Properties, Inc.	Los Angeles, CA
BA SBIC Sub, Inc.	Chicago, IL
BA Securities Australia Limited	Sydney, New South Wales, Australia
BA Technology I, LLC	Charlotte, NC
BABC Global Finance Inc.	Toronto, Ontario, Canada
BAC AAH Capital Funding LLC I	Chicago, IL
BAC AAH Capital Funding LLC II	Chicago, IL
BAC AAH Capital Funding LLC III	Chicago, IL
BAC AAH Capital Funding LLC IV	Chicago, IL
BAC AAH Capital Funding LLC V	Chicago, IL
BAC AAH Capital Funding LLC VI	Chicago, IL
BAC AAH Capital Funding LLC VII	Chicago, IL
BAC AAH Capital Funding VIII	Chicago, IL
BAC AAH Capital Funding LLC IX	Chicago, IL
BAC AAH Capital Funding LLC X	Chicago, IL
BAC AAH Capital Funding LLC XI	Chicago, IL
BAC AAH Capital Funding LLC XII	Chicago, IL
BAC AAH Capital Funding LLC XIII	Chicago, IL
BAC AAH Capital Funding LLC XIV	Chicago, IL
BAC AAH Capital Funding LLC XV	Chicago, IL
BAC AAH Capital Funding LLC XVI	Chicago, IL
BAC AAH Capital Funding LLC XVII	Chicago, IL
BAC AAH Capital Funding LLC XVIII	Chicago, IL
BAC AAH Capital Funding LLC XIX	Chicago, IL
BAC AAH Preferred Exchange LLC	Chicago, IL
BAC AAH Preferred Exchange LLC II	Chicago, IL
BAC AAH Preferred Exchange LLC III	Chicago, IL
BAC AAH Preferred Holding LLC	Chicago, IL
BAC AAH Preferred Holding LLC II	Chicago, IL
BAC AAH Preferred Holding LLC III	Chicago, IL
BAC CCC Fund IV Mezzanine Investments, L.L.C.	Chicago, IL
BAC CCC Funding Corporation	Chicago, IL
BAC CCC Mezzanine Investments, L.L.C.	Chicago, IL
BAC CCC Private Equity Investments, Inc.	Chicago, IL
BAC Funding Consortium, Inc.	Miami, FL
BAC LB Capital Funding LLC I	Chicago, IL
BAC LB Capital Funding LLC II	Chicago, IL
BAC LB Capital Funding Trust I	Chicago, IL
BAC LB Capital Funding Trust II	Chicago, IL
BAC LB Holding LLC I	Chicago, IL
BAC LB Holding LLC II	Chicago, IL
BAC LB Preferred Exchange LLC I	Chicago, IL
BAC LB Preferred Exchange LLC II	Chicago, IL
BAC LB Preferred Holding LLC I	Chicago, IL
BAC LB Preferred Holding LLC II	Chicago, IL
BAC Mezzanine Management, Inc.	Chicago, IL
BAC Mezzanine Management I, L.P.	Chicago, IL
BAC Mezzanine Management III, L.P.	Chicago, IL
BAC Mortgage Brokerage Group, Inc.	Ann Arbor, MI

Name	Location
BAC North America Holding Company	Chicago, IL
BAC NUBAFA, Inc.	San Francisco, CA
BAC Real Estate Cooperatieve I U.A.	Amsterdam, The Netherlands
BAC Retail Group LLC	Troy, MI
BAC Services Company, Inc.	Chicago, IL
BACAP Alternative Advisors, Inc.	New York, NY
BACAP Alternative Montage Fund, LLC	New York, NY
BACAP Alternative Multi-Strategy Fund, LLC	New York, NY
BACAP Distressed Debt Fund, LLC	New York, NY
BACAP Diversified Real Estate Fund, L.P.	New York, NY
BACAP Institutional Multi-Strategy Hedge Fund, Ltd.	New York, NY
BACAP Multi-Strategy Hedge Fund, LLC	New York, NY
BACAP Multi-Strategy Hedge Fund, Ltd.	New York, NY
BACI Triad, LLC	Chicago, IL
Back Bay Capital Funding LLC	Boston, MA
BACP Europe Fund I, L.P.	Chicago, IL
BACP Europe Fund II, L.P.	Chicago, IL
BACP Europe Fund IV M, L.P.	Chicago, IL
BAEC Investments, L.L.C.	Chicago, IL
BAEP Asia Limited	Port Louis, Mauritius
BAEP Telecommunications Investments, L.L.C.	Chicago, IL
Bakerton Finance, Inc.	Charlotte, NC
BAL Corporate Aviation, LLC	New Castle, DE
BAL Energy Holding, LLC	San Francisco, CA
BAL Global Finance Canada Corporation	Toronto, Ontario, Canada
BAL Global Finance (Deutschland) GmbH	Dusseldorf, Germany
BAL Global Finance (UK) Limited	London, U.K.
BAL Global Finance, LLC	Chicago, IL
BAL Investment & Advisory, Inc.	San Francisco, CA
BAL Solar I, LLC	San Francisco, CA
BALCAP Funding, LLC	San Francisco, CA
BALI Funding Limited Partnership	Gloucestershire, U.K.
BALI Funding Luxembourg Limited	Luxembourg, Luxembourg
Ballantyne Funding LLC	Charlotte, NC
Bamerilease, Inc.	Phoenix, AZ
BAMM Funding I LLC	Charlotte, NC
BAMS Solutions, Inc.	Louisville, KY
BANA Alberta Funding Company, ULC	Calgary, Alberta, Canada
BANA (#1) LLC	Charlotte, NC
BANA BACM 2000-1 SB 1 LLC	Charlotte, NC
BANA BACM 2000-2 SB 1 LLC	Charlotte, NC
BANA BACM 2001-1 SB 1 LLC	Charlotte, NC
BANA BACM 2001-PB1 SB 1 LLC	Charlotte, NC
BANA BACM 2002-2 SB 1 LLC	Charlotte, NC
BANA BACM 2002-PB2 SB 1 LLC	Charlotte, NC
BANA BACM 2003-1 SB 1 LLC	Charlotte, NC
BANA BACM 2003-2 SB 1 LLC	Charlotte, NC
BANA BACM 2004-1 SB 1 LLC	Charlotte, NC
BANA BACM 2004-2 SB 1 LLC	Charlotte, NC
BANA BACM 2004-3 SB 1 LLC	Charlotte, NC
BANA BACM 2004-4 SB 1 LLC	Charlotte, NC
BANA BACM 2004-5 SB 1 LLC	Charlotte, NC
BANA BACM 2004-6 SB 1 LLC	Charlotte, NC
BANA BACM 2005-1 SB 1 LLC	Charlotte, NC

Name	Location
BANA BACM 2005-2 SB 1 LLC	Charlotte, NC
BANA BACM 2005-4 SB 1 LLC	Charltte, NC
BANA BOA-FUNB 2001-3 SB 1 LLC	Charlotte, NC
BANA CA Mortgage Company	Charlotte, NC
BANA Canada Funding Company Ltd.	Calgary, Alberta, Canada
BANA DEFEASANCE HOLDING COMPANY LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2000-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2000-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2001-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2001-PB1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2002-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2002-PB2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2003-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2003-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-4 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-5 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2004-6 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BACM 2005-4 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER BOA-FUNB 2001-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER DORADO/ALVARADO SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECCMC 2002-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECCMC 2002-3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2003-C1 TRIZEC SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2003-C1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2003-C2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2004-C1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2004-C3 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2005-C1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER GECMC 2005-C2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER NLFC 1998-2 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER NLFC 1999-1 SB 1 LLC	Charlotte, NC
BANA DEFEASANCE MANAGER NLFC 1999-2 SB 1 LLC	Charlotte, NC
BANA DORADO/ALVARADO SB 1 LLC	Charlotte, NC
BANA GA Mortgage Company	Charlotte, NC
BANA GECCMC 2002-2 SB 1 LLC	Charlotte, NC
BANA GECCMC 2002-3 SB 1 LLC	Charlotte, NC
BANA GECMC 2003-C1 SB 1 LLC	Charlotte, NC
BANA GECMC 2003-C2 SB 1 LLC	Charlotte, NC
BANA GECMC 2003-C1 TRIZEC SB 1 LLC	Charlotte, NC
BANA GECMC 2004-C1 SB 1 LLC	Charlotte, NC
BANA GECMC 2004-C3 SB 1 LLC	Charlotte, NC
BANA GECMC 2005-C1 SB 1 LLC	Charlotte, NC
BANA GECMC 2005-C2 SB 1 LCL	Charlotte, NC
BANA (Gilbraltar) Holdings Limited	Gilbraltar, Gilbraltar
BANA MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC
BANA MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC
BANA NLFC 1998-2 SB 1 LLC	Charlotte, NC

Name	Location
BANA NLFC 1999-1 SB 1 LLC	Charlotte, NC
BANA NLFC 1999-2 SB 1 LLC	Charlotte, NC
BANA OR Mortgage Company	Charlotte, NC
BANA Residuals, LLC	Charlotte, NC
BANA RI Mortgage Company	Charlotte, NC
BANA Swiss Funding S.a.r.l. Limited	Luxembourg, Luxembourg
Banc of America Advisory Services, LLC	Charlotte, NC
Banc of America Agency of Nevada, Inc.	Las Vegas, NV
Banc of America Agency of Texas, Inc.	Dallas, TX
Banc of America Agency, LLC	Towson, MD
Banc of America Arena Community Development LLC	Charlotte, NC
Banc of America Bridge LLC	Charlotte, NC
Banc of America California Community Venture Fund, LLC	Chicago, IL
Banc of America Capital Holdings, L.P.	Charlotte, NC
Banc of America Capital Holdings V, L.P.	Charlotte, NC
Banc of America Capital Investors SBIC, L.P.	Charlotte, NC
Banc of America Capital Investors, L.P.	Charlotte, NC
Banc of America Capital Investors V, L.P.	Charlotte, NC
Banc of America Capital Management (Ireland), Limited	Dublin, Ireland
Banc of America Card Servicing Corporation	Phoenix, AZ
Banc of America CDC Special Holding Company, Inc.	Charlotte, NC
Banc of America CDE I, LLC	Baltimore, MD
Banc of America CDE II, LLC	Baltimore, MD
Banc of America CDE, LLC	Baltimore, MD
Banc of America Co-Invest Fund 2001, L.P.	Chicago, IL
Banc of America Co-Invest Fund 2002, L.P.	Chicago, IL
Banc of America Commercial Finance Corporation	Wilton, CT
Banc of America Commercial Mortgage Inc.	Charlotte, NC
Banc of America Commercial, LLC	New York, NY
Banc of America Community Development Corporation	Charlotte, NC
Banc of America Community Holdings, Inc.	Charlotte, NC
Banc of America Community Housing Investment Fund II LLC	Chicago, IL
Banc of America Community Housing Investment Fund LLC	Chicago, IL
Banc of America Consumer Card Holdings Corporation	Charlotte, NC
Banc of America Consumer Card Services, LLC	Charlotte, NC
Banc of America Development, Inc.	Charlotte, NC
Banc of America Dutch Auction Preferred Corporation	Charlotte, NC
Banc of America E-Commerce Holdings, Inc.	Charlotte, NC
Banc of America Energy & Power Facilities Leasing I, Inc.	San Francisco, CA
Banc of America Finance Services, Inc.	New York, NY
Banc of America Financial Products, Inc.	Chicago, IL
Banc of America FSC Holdings, Inc.	San Francisco, CA
Banc of America Funding Corporation	Charlotte, NC
Banc of America Funding LLC	Charlotte, NC
Banc of America Historic Capital Assets LLC	Charlotte, NC
Banc of America Historic Investments Partnership	Concord, CA
Banc of America Historic New Ventures, LLC	Baltimore, MD
Banc of America Historic Ventures, LLC	Charlotte, NC
Banc of America HTC Investments LLC	Boston, MA
Banc of America Insurance Group, Inc.	Charlotte, NC
Banc of America Insurance Services, Inc.	Baltimore, MD
Banc of America Investment Advisors, Inc.	Boston, MA
Banc of America Investment Leasing Co., Ltd.	Tokyo, Japan
Banc of America Investment Services, Inc.	Boston, MA

Name	Location
Banc of America Large Loan, Inc.	Dover, DE
Banc of America Leasing & Capital, LLC	San Francisco, CA
Banc of America Leasing Commercial Markets, Inc.	Wilmington, DE
Banc of America Leasing Ireland Co., Limited	Dublin, Ireland
Banc of America Management Corporation	Charlotte, NC
Banc of America Management LLC I	Chicago, IL
Banc of America Management LLC III	Chicago, IL
Banc of America Middle Market Funding LLC	Charlotte, NC
Banc of America Mortgage Capital Corporation	Charlotte, NC
Banc of America Mortgage Securities, Inc.	Charlotte, NC
Banc of America Neighborhood Services Corporation	Charlotte, NC
Banc of America Practice Solutions, Inc.	Columbus, OH
Banc of America Preferred Funding Corporation	Charlotte, NC
Banc of America Private Placement Funding Group LLC	Charlotte, NC
Banc of America Public Capital Corp	Charlotte, NC
Banc of America Public and Institutional Financial Funding, LLC	San Francisco, CA
Banc of America Securities (India) Private Limited	Mumbai, India
Banc of America Securities Asia Limited	Hong Kong, PRC
Banc of America Securities Canada Co.	Halifax, Nova Scotia
Banc of America Securities Canada Holding Corp.	Charlotte, NC
Banc of America Securities Ireland	Dublin, Ireland
Banc of America Securities Limited	London, U.K.
Banc of America Securities LLC	New York, NY
Banc of America Securities, Casa de Bolsa, S.A. de C.V., Grupo Financiero Bank of America	Mexico City, Mexico
Banc of America Securities Holdings Corporation	Charlotte, NC
Banc of America Securities-Japan, Inc.	Tokyo, Japan
Banc of America Securitization Holding Corporation	Charlotte, NC
Banc of America Specialist, Inc.	New York, NY
Banc of America Strategic Investments Corporation	Charlotte, NC
Banc of America Strategic Investments LLC	Charlotte, NC
Banc of America Strategic Solutions, Inc.	Charlotte, NC
Banc of America Strategic Solutions, LLC	Charlotte, NC
Banc of America Strategic Ventures, Inc.	Charlotte, NC
Banc of America Structured Notes, Inc.	Charlotte, NC
Banca Serfin, S.A.	Mexico City, Mexico
BancAmerica Capital Holdings II, L.P.	Chicago, IL
BancAmerica Capital Investors II, L.P.	Chicago, IL
BancAmerica Capital Investors SBIC II, L.P.	Chicago, IL
BancAmerica Coinvest Fund 2000, L.P.	Chicago, IL
BancBoston Aircraft Leasing Inc.	Boston, MA
BancBoston Capital Co-Investment Partners (2000) LP	Boston, MA
BancBoston Capital Co-Investment Partners (2001) LP	Boston, MA
BancBoston Capital Holdings Limited	London, U.K.
BancBoston Capital ICP Partners 2 LP	Boston, MA
BancBoston Capital ICP Partners 3 LP	Boston, MA
BancBoston Capital ICP Partners 3-A L.P.	Boston, MA
BancBoston Capital ICP Partners LP	Boston, MA
BancBoston Capital Money Markets Limited	London, U.K.
BancBoston Capital Private Equity Partners LP	Boston, MA
BancBoston Capital, Inc.	Boston, MA
BancBoston Insurance Agency of Rhode Island, Inc.	Pascoag, RI
BancBoston Investments Inc.	Boston, MA
BancBoston Investments Microservice Holdings Inc.	George Town, Grand Cayman, Cayman Is.

Name	Location
BancBoston Leasing Services Inc.	Boston, MA
BancBoston Real Estate Capital Corporation	Boston, MA
BancBoston Securities International Limited	London, U.K.
BancBoston Transport Leasing Inc.	Boston, MA
BancBoston Ventures Inc.	Boston, MA
Banco Santander Mexicano, S.A.	Mexico City, Mexico
Bank of America (Hawaii) Insurance Agency, Inc.	Honolulu, HI
Bank of America (Jersey) Limited	St. Helier, Jersey, Channel Islands
Bank of America Brasil Holdings Ltda.	Sao Paulo, Brazil
Bank of America California, National Association	San Francisco, CA
Bank of America Canada	Toronto, Ontario, Canada
Bank of America Canada Specialty Group Ltd.	Mississauga, Ontario, Canada
Bank of America Capital Advisors LLC	Chicago, IL
Bank of America Capital Corporation	Chicago, IL
Bank of America Corporation	Charlotte, NC
Bank of America Georgia, National Association	Atlanta, GA
Bank of America Healthcare Limited	London, U.K.
Bank of America Malaysia Berhad	Kuala Lumpur, Malaysia
Bank of America Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Bank of America	Mexico City, Mexico
Bank of America Mortgage Securities, Inc.	Charlotte, NC
Bank of America Oregon, National Association	Portland, OR
Bank of America Overseas Corporation	Charlotte, NC
Bank of America Reinsurance Corporation	Burlington, VT
Bank of America Representacoes Ltda.	Sao Paulo, Brazil
Bank of America Rhode Island, National Association	Providence, RI
Bank of America Securitization Investment Trust LLC	Wilmington, DE
Bank of America Singapore Limited	Singapore, Singapore
Bank of America Trust and Banking Corporation (Bahamas) Limited	Nassau, Bahamas
Bank of America Trust and Banking Corporation (Cayman) Limited	George Town, Grand Cayman, Cayman Is.
Bank of America Trust Company of Delaware, National Association	Greenville, DE
Bank of America Ventures	Foster City, CA
Bank of America, National Association	Charlotte, NC
BankAmerica Acceptance Corp.	San Diego, CA
BankAmerica Capital I	Charlotte, NC
BankAmerica Capital II	Charlotte, NC
BankAmerica Capital III	Charlotte, NC
BankAmerica Capital IV	Charlotte, NC
BankAmerica Institutional Capital A	San Francisco, CA
BankAmerica Institutional Capital B	San Francisco, CA
BankAmerica International Financial Corporation	San Francisco, CA
BankAmerica International Investment Corporation	Chicago, IL
BankAmerica Investment Corporation	Chicago, IL
BankAmerica Nominees (1993) Pte Ltd.	Singapore, Singapore
BankAmerica Nominees (Hong Kong) Ltd.	Hong Kong, PRC
BankAmerica Nominees (Singapore) Pte. Ltd.	Singapore, Singapore
BankAmerica Nominees Limited (London)	London, U.K.
BankAmerica Realty Finance, Inc.	Los Angeles, CA
BankAmerica Realty Services, Inc.	San Francisco, CA
BankAmerica Special Assets Corporation	San Francisco, CA
BankBoston Capital Trust I	Boston, MA
BankBoston Capital Trust II	Boston, MA
BankBoston Capital Trust III	Boston, MA
BankBoston Capital Trust IV	Boston, MA

Name	Location
BankBoston Co-Investment Partners (1998) L.P.	Boston, MA
BankBoston Co-Investment Partners (1999) L.P.	Boston, MA
BankBoston International Leasing LLC	Providence, RI
BankBoston Trust Company (Cayman Islands) Limited	George Town, Grand Cayman, Cayman Is.
Bankers Insurance Company, Ltd.	Hamilton, Bermuda
Barnett Capital I	Jacksonville, FL
Barnett Capital II	Jacksonville, FL
Barnett Capital III	Jacksonville, FL
BAS Capital Funding Corporation	Chicago, IL
BAS Oak Management, LLC	San Francisco, CA
BAS Oak X, LLC	San Francisco, CA
BAS Securitization LLC	Charlotte, NC
BAS/SOFI Management, LLC	New York, NY
BAS/SOFI VI, LLC	New York, NY
BASCFC-Maxcom Holdings I, LLC	Chicago, IL
BAVP, LP	Foster City, CA
Bay 2 Bay Leasing LLC	San Francisco, CA
BayBanks Finance & Leasing Co., Inc.	Boston, MA
BayBanks Mortgage Corp.	Boston, MA
BB Capital Brazil NewCo.	George Town, Grand Cayman, Cayman Is.
BBC Co-Investment Partners (1998) LP	Boston, MA
BBI (BLE) Holdings LLC	Boston, MA
BBI Management Co. LLC	Boston, MA
BBI Switch LP	Boston, MA
BBLA Holding Europe S.L.	Madrid, Spain
BBV Management Co. LLC	Boston, MA
BBV Switch LP	Boston, MA
Beemster Bay B.V.	Amsterdam, The Netherlands
BEG Nominees (Paroc) Carried Interest Partnership, L.P.	Chicago, IL
Ben Franklin/Progress Capital Fund LP	Blue Bell, PA
Birchwood Funding LLC	Charlotte, NC
Birkdale Trading Limited	George Town, Grand Cayman, Cayman Is.
BIRMSON, L.L.C.	Wilton, CT
BJCC, Inc.	Wilton, CT
BKB Foreign Sales Corporation	Christiansted, St.Thomas, U.S. V.I.
Black Business Investment Fund of Central Florida, Inc.	Orlando, FL
Black Mountain Funding LLC	Charlotte, NC
Blackwood Run Trading LLC	Charlotte, NC
Blue Finn Holdings Limited	George Town, Grand Cayman, Cayman Is.
Blue Ridge Investments, L.L.C.	Charlotte, NC
BoA Lending L.L.P.	Charlotte, NC
BoA Nederland Krediet Cooperatieve U.A.	Amsterdam, The Netherlands
BoA Netherlands Cooperatieve U.A.	Amsterdam, The Netherlands
BoA Trustee Services Limited	London, U.K.
BOA/Mermart Joint Venture	San Diego, CA
Boatmen’s Insurance Agency, Inc.	St. Louis, MO
Bodiam Hill Limited	London, U.K.
BofA Commodities, Inc.	New York, NY
Bond Products Depositor LLC	Charlotte, NC
Boston Asesores de Seguros, S.A.	Buenos Aires, Argentina
Boston Centros de Inversion S.A.	Buenos Aires, Argentina
Boston International Holdings Corporation	Boston, MA
Boston Latin America Finance Company	George Town, Grand Cayman, Cayman Is.
Boston Negocios e Participacoes Ltda.	Sao Paulo, Brazil

Name	Location
Boston Overseas Financial Corporation	Boston, MA
Boston Overseas Financial Corporation S.A.	Buenos Aires, Argentina
Boston Overseas Holding Corporation	Boston, MA
Boston Overseas Private Equity LLC	Boston, MA
Boston Securities S.A. Sociedad de Bolsa	Buenos Aires, Argentina
Boston World Holding Corporation	Boston, MA
Bovard Management LLC	Charlotte, NC
Bracebridge Corporation	Wilmington, DE
Bridger Holdings LLC	Mill Valley, CA
Bridgeport Phase I Tenant LLC	New York, NY
Bridgewater Bay Limited Liability Partnership	London, U.K.
Brigibus, Limited	London, U.K.
Bristol Pines Limited Partnership	Washington, DC
Bristol Pines Manager LLC	Baltimore, MD
Brockman Investments LLC	Charlotte, NC
BTV, LLC	Atlanta, GA
Bulfinch Indemnity Company, Ltd.	Boston, MA
Burton Road Development Partners, LLC	Atlanta, GA
C&S Premises-SPE, Inc.	Charlotte, NC
Cabot Investments	London, U.K.
Cairo Procurement Services, LLC	Channahon, IL
California Environmental Redevelopment Fund, LLC	Sacramento, CA
Calnevari Holdings, Inc.	Charlotte, NC
CalSTRS/Banc of America Capital Access Fund, LLC	Chicago, IL
CalSTRS/Banc of America Capital Access Fund III, LLC	Chicago, IL
Calvada Lane Pty Limited	Charlotte, NC
Canyon Station Investments GP	Charlotte, NC
Capacitor, LLC	Las Vegas, NV
Carlow Holdings Trust	Dublin, Ireland
Carlton Court CDC, Inc.	Dallas, TX
Carolina Investments Limited	London, U.K.
Carrara Lane Pty Limited	Charlotte, NC
Carringgate Limited	London, U.K.
Casa de Bolsa Santander Serfin, S.A. de C.V.	Mexico City, Mexico
Castle Lofts, L.P.	Kansas City, MO
Cayman Joint Venture Holding Company	George Town, Grand Cayman, Cayman Is.
CBT Realty Corporation	Providence, RI
Centerpoint Development LLC	Baltimore, MD
Centerpoint Theater LLC	Baltimore, MD
Central Park Development Group, LLC	Tampa, FL
Centro Comercial Zacatecas, S.A. de C.V.	Mexico City, Mexico
Ceramica International Holdings S.a.r.L.	Luxembourg, Luxembourg
Champion Hills Funding LLC	Charlotte, NC
Charlotte Gateway Village, LLC	Charlotte, NC
Charlotte Transit Center, Inc.	Charlotte, NC
Cherry Park LLC	Charlotte, NC
Chester Property & Services Limited	Chester, England
Church Street Housing Partners I, LLC	Orlando, FL
Church Street Retail Partners I, LLC	Orlando, FL
Circulos OCA S.A.	Montevideo, Uruguay
City Hall Lofts, L.P.	Kansas City, MO
CIVC Partners Fund IIIa, L.P.	Chicago, IL
CIVC Partners Fund, L.P.	Chicago, IL
CIVC Partners Fund, LLC	Chicago, IL

Name	Location
CIVC-Partners Equity Investment Company LLC	Chicago, IL
Clark Street Redevelopment Corporation	St. Louis, MO
Clipper Mill Federal LLC	Baltimore, MD
CNBC Leasing LLC	Chicago, IL
Cold Feet, L.L.C.	Chicago, IL
Colonial Funding LLC	Charlotte, NC
Columbia Diversified Alpha Fund, LP	New York, NY
Columbia Diversified Alpha Fund (Master), Ltd.	George Town, Grand Cayman, Cayman Is.
Columbia Management Advisors, LLC	Boston, MA
Columbia Management Distributors, Inc.	Boston, MA
Columbia Management Group, LLC	Boston, MA
Columbia Management Pte. Ltd.	Singapore, Singapore
Columbia Management Services, Inc.	Boston, MA
Columbia Senior Residences at Edgewood, L.P.	Atlanta, GA
Columbia Wanger Asset Management, L.P.	Chicago, IL
Columbus Bay Limited	George Town, Grand Cayman, Cayman Is.
Columbus Square LLC	Kansas City, MO
Columbus Square II LLC	St. Louis, MO
Commercial Abstract LP	Milford, DE
Community Reinvestment Group, L.C.	Fort Lauderdale, FL
Contacto Serfin, S.A. de C.V.	Mexico City, Mexico
Continental Finanziaria S.P.A.	Milan, Italy
Continental Illinois Venture Corporation	Chicago, IL
Continental Servicios Corporativos, S.A. de C.V.	Mexico City, Mexico
Conversus Asset Management, LLC	Chicago, IL
Coral Hill LLC	Charlotte, NC
Core Bond Products LLC	Charlotte, NC
Corfe Hill Limited	London, U.K.
Corporate Leasing Facilities Limited	London, U.K.
Corporate Properties Services, Inc.	Wilmington, DE
Covation LLC	Atlanta, GA
Coventry Village Apartments, Inc.	Nashville, TN
CP Development Group 2, LLC	Tampa, FL
CP Development Group 3, LLC	Tampa, FL
Cranford Aircraft Commercial Leasing Corporation	Providence, RI
Credit Opportunities Funding, Inc.	Miami, FL
Crockett Funding II, Inc.	Charlotte, NC
Crockett Funding LLC	Charlotte, NC
Cross Creek Funding LLC	Charlotte, NC
Crown Point Investments LP	Las Vegas, NV
CSC Associates, L.P.	Marietta, GA
CSF Holdings, Inc.	Tampa, FL
CTC Consulting, Inc.	Portland, OR
CUETS Financial Ltd.	Regina, Saskatchewan, Canada
Cupples Development, L.L.C.	St. Louis, MO
Cupples Garage, L.L.C.	St. Louis, MO
Cypress Point Trading LLC	Charlotte, NC
Cypress Tree CLAIF Funding LLC	Charlotte, NC
Dalespring Corporation	Baltimore, MD
DFO Partnership	San Francisco, CA
Diamond Springs Trading LLC	Charlotte, NC
Dollis Hill Limited	London, U.K.
Douglass Road LLC	Washington, DC
Dover Mortgage Capital Corporation	Charlotte, NC

Name	Location
Dover Mortgage Capital 2005-A Corporation	Charlotte, NC
Dover Two Mortgage Capital Corporation	Charlotte, NC
Dover Two Mortgage Capital 2005-A Corporation	Charlotte, NC
Downtown Place, LLC	Miami, FL
Dunes Funding LLC	Charlotte, NC
Eagle Corporation, The	Boston, MA
Eagle Investments S.A., The	Montevideo, Uruguay
Eban Incorporated	Dallas, TX
Eban Village I, Ltd.	Dallas, TX
Eban Village II, Ltd.	Dallas, TX
Echo Canyon Park LLC	Charlotte, NC
Edgewood Partners, LLC	Atlanta, GA
Edificaciones Arendonk, S.L.	Madrid, Spain
EFP (Cayman) Funding I Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding II Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding 2006-1 Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding 2006-2 Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding 2006-3 Limited	George Town, Grand Cayman, Cayman Is.
EFP (Hong Kong) Funding I Limited	Hong Kong, SAR
EFP (Hong Kong) Funding II Partnership	Hong Kong, SAR
EFP (Hong Kong) Funding 2006-1 Partnership	Hong Kong, SAR
EFP (Hong Kong) Funding 2006-2 Partnership	Hong Kong, SAR
EFP Netherlands Investment, B.V.	Amsterdam, The Netherlands
EFP Netherlands Investment II, V.O.F.	Amsterdam, The Netherlands
Egan Crest Investments, LLC	Charlotte, NC
EGB Podstawowy Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny	Warsaw, Poland
EGB-Skarbiec Bis Powizany Fundusz Inwestycyjny Zamknity	Warsaw, Poland
EGB-Skarbiec Powizany Fundusz Inwestycyjny Zamknity	Warsaw, Poland
Eight Star Investments, L.L.C.	Kansas City, MO
Electra Leasing LLC	Boston, MA
ELHV Inc.	New York, NY
Elmfield Investments Limited	London, U.K.
Elmsleigh Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
ELT Ltd.	Charlotte, NC
ENB Realty Co., Inc.	Chicago, IL
Endeavour, LLC	Babylon, NY
eoTek, LLC	Evergreen, CO
EQCC Asset Backed Corporation	Las Vegas, NV
EQCC Receivables Corporation	Las Vegas, NV
EquiCredit Corporation of America	Jacksonville, FL
Equity/Protect Reinsurance Company	Jacksonville, FL
Eureka Service Corporation	Chicago, IL
Everest Funding LLC	Charlotte, NC
Factoring Santander Serfin, S.A. de C.V.	Mexico City, Mexico
Fallon Lane II, Inc.	Charlotte, NC
Fallon Lane LLC	Charlotte, NC
FBF Insurance Agency, Inc.	Avon, MA
FCA Company, LLC	Providence, RI
Federal Street Investments S.A.	Montevideo, Uruguay
Federal Street Shipping LLC	Boston, MA
Fernhill Holding, Inc.	San Francisco, CA
FFG Property Holding Corp.	Providence, RI
FHA Company, LLC	Providence, RI

Name	Location
FIA Card Services, National Association	Wilmington, DE
FIA Funding Luxembourg Limited	Luxembourg, Luxembourg
FIA (Gibraltar) Holdings Limited	Gibraltar, Gibraltar
FIA Holdings S.a.r.l.	Luxembourg, Luxembourg
FIA Swiss Funding Limited	Luxembourg, Luxembourg
Fideicomiso GSSLPT	Mexico City, Mexico
FIM Funding, Inc.	Boston, MA
Financial Centre Insurance Agency, Inc.	Boston, MA
Financial ServiceSolutions Information Systems, LLC	Charlotte, NC
Financial ServiceSolutions, LLC	Charlotte, NC
Finch Funding LLC	Charlotte, NC
Finsbury Square Limited Partnership	Washington, DC
Finsbury Square Manager LLC	Washington, DC
Firnabos Nominees, Limited	London, U.K.
First Bank of Pinellas County Land Corporation	Tampa, FL
First Capital Corporation of Boston	Boston, MA
First Coast Black Business Investment Corporation	Jacksonville, FL
Firstval Properties, Inc.	Bethlehem, PA
Five Dollars a Day, LLC	San Francisco, CA
FKF, Inc.	Des Moines, IA
Flat Rock Funding LLC	Charlotte, NC
Fleet Canada Square Limited	London, U.K.
Fleet Capital International, Inc.	Providence, RI
Fleet Capital Trust II	Boston, MA
Fleet Capital Trust IX	Boston, MA
Fleet Capital Trust V	Boston, MA
Fleet Capital Trust VII	Boston, MA
Fleet Capital Trust VIII	Boston, MA
Fleet Center Associates	Providence, RI
Fleet Clearing Corporation	New York, NY
Fleet Commercial Loan Funding LLC	Boston, MA
Fleet Commercial Loan Master LLC	Boston, MA
Fleet Community Development Corporation	Providence, RI
Fleet Credit Card Funding Trust	Horsham, PA
Fleet Credit Card Holdings, Inc.	Providence, RI
Fleet Credit Card Services L.P.	Providence, RI
Fleet Development Ventures L.L.C.	Boston, MA
Fleet Equity Partners V, L.P.	Providence, RI
Fleet Equity Partners VI, L.P.	Providence, RI
Fleet Equity Partners VII, L.P.	Providence, RI
Fleet Finance, Inc.	Providence, RI
Fleet Financial Corporation	Providence, RI
Fleet Financial Pennsylvania Corp.	Bala Cynwyd, PA
Fleet Fund Investors, LLC	Providence, RI
Fleet Funding, Inc.	Las Vegas, NV
Fleet Growth Resources II, Inc.	Providence, RI
Fleet Growth Resources III, Inc.	Providence, RI
Fleet Growth Resources IV, Inc.	Providence, RI
Fleet Growth Resources, Inc.	Charlotte, NC
Fleet Historic Associates	Providence, RI
Fleet Home Equity Loan Trust 2001-1	Wilmington, DE
Fleet Home Equity Loan, LLC	Boston, MA
Fleet Insurance Agency (NJ), Inc.	Clinton, NJ
Fleet Insurance Agency Corp.—Connecticut	Chester, CT

Name	Location
Fleet Insurance Agency Corp.—New York	Castleton on Hudson, NY
Fleet Insurance Agency Corporation	Boston, MA
Fleet Insurance Company	Horsham, PA
Fleet International Advisors S.A.	Montevideo, Uruguay
Fleet Land Company	Providence, RI
Fleet Leasing Partners I, L.P.	Providence, RI
Fleet Leasing Partners II, L.P.	Providence, RI
Fleet Life Insurance Company	Horsham, PA
Fleet NJ Community Development Corp.	Hartford, CT
Fleet Overseas Asset Management, Inc.	Boston, MA
Fleet Overseas Capital, LLC	Providence, RI
Fleet Pennsylvania Services Inc.	Scranton, PA
Fleet Property Company	Providence, RI
Fleet Retail Group, LLC	Boston, MA
Fleet Trade Services, Limited	Hong Kong, PRC
Fleet Venture Partners I	Providence, RI
Fleet Venture Partners II	Providence, RI
Fleet Venture Partners III	Providence, RI
Fleet Venture Partners IV, L.P.	Providence, RI
Fleet Venture Resources, Inc.	Providence, RI
FleetBoston Co-Investment Partners (2000) LP	Boston, MA
FleetBoston Co-Investment Partners (2001) LP	Boston, MA
Florida Affordable Housing 1998, L.L.C.	Charlotte, NC
FNB Funding LLC 1	Las Vegas, NV
Fomento Cultural Santander Mexicano, A.C.	Mexico City, Mexico
Fonlyser, S.A. de C.V.	Mexico City, Mexico
Forest SPC LLC	Charlotte, NC
Framework, Inc.	Charlotte, NC
Franklin Bay Limited	George Town, Grand Cayman, Cayman Is.
FSC Corp.	Boston, MA
Fugu Credit Limited	London, U.K.
Full Court Tenant, LLC	New York, NY
Fund Five Financial, Inc.	San Francisco, CA
GALCO B.V.	Amsterdam, The Netherlands
Galway Holdings Trust	Dublin, Ireland
Gardnerton Partners	Charlotte, NC
Gaskell Management LLC	Charlotte, NC
Gatwick LLC	Charlotte, NC
GEARS Holding LLC 2004-A	Charlotte, NC
GEARS Holding LLC 2005-A	Charlotte, NC
General Fidelity Insurance Company	Columbia, SC
General Fidelity Life Insurance Company	Columbia, SC
Germany Telecommunications 1 S.a.r.L	Luxembourg, Luxembourg
Gestion Santander Mexico, S.A. de C.V.	Mexico City, Mexico
Glacier Point (Philippines), Inc.	Makati, Philippines
Gleneagles Trading LLC	Charlotte, NC
GLM Investments, Inc.	Charlotte, NC
Gold Park Creek LLC	Las Vegas, NV
Goldbourne Park Limited	Dublin, Ireland
Golden Gate Invesments S.A.	Bogota, Colombia
Golden Peak Investments LLC	Charlotte, NC
Greenwood Apartments, LLC	Tampa, FL
Groom Lake, LLC	Charlotte, NC
Grupo Financiero Bank of America, S.A. de C.V.	Mexico City, Mexico

Name	Location
Grupo Financiero Santander Serfin, S.A. de C.V.	Mexico City, Mexico
GTVBI, Inc.	Port Louis, Mauritius
Hampton Funding LLC	Charlotte, NC
Harbour Directors I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Directors II Limited	George Town, Grand Cayman, Cayman Is.
Harbour Nominees Ltd.	George Town, Grand Cayman, Cayman Is.
Harbour Secretaries I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Town Funding LLC	Charlotte, NC
Harney Lane Limited	Dublin, Ireland
Harper Farm M Corp.	Baltimore, MD
HCL Acquisition LLC	Boston, MA
HCL Developer LLC	Boston, MA
HCL Manager LLC	Boston, MA
HealthLogic Systems Corporation	Norcross, GA
Heathrow LLC	Charlotte, NC
Heathrow, Inc. II	Charlotte, NC
Helios Funding LLC	Charlotte, NC
Hercules Trading LLC	Charlotte, NC
Hever Hill Limited	London, U.K.
High Grade Structured Credit CDO 2007-1	George Town, Grand Cayman, Cayman Is.
Historic Ellison, L.P.	Kansas City, MO
Historic Munsey LLC	Baltimore, MD
HNC Realty Company	Hartford, CT
Home Equity USA, Inc.	Providence, RI
HomeFocus Services, LLC	St. Louis, MO
HomeFocus Tax Services, LLC	Richmond, VA
Homestead Trading LLC	Charlotte, NC
Hornby Lane Limited	Dublin, Ireland
Howlan Park Limited	Dublin, Ireland
Hunters Station LLC	Charlotte, NC
IFIA Insurance Services, Inc.	Greenville, DE
IHR, LLC	San Francisco, CA
InCapital Europe Limited	London, U.K.
Incapital Holdings, LLC	Chicago, IL
InCapital, LLC	Chicago, IL
Independence One Life Insurance Company	Phoenix, AZ
Independence One Mortgage Corporation	Ann Arbor, MI
Indian Head Banks, Inc.	Manchester, NH
Industrial Investment Corporation	Baltimore, MD
Industrial Leasing Corporation of Fitchburg, Inc.	Providence, RI
Industrial Leasing Corporation of Massachusetts, Inc.	Providence, RI
Industrial Leasing Corporation of Springfield, Inc.	Providence, RI
Industrial National Leasing Corporation	Providence, RI
Inmobiliaria de Lerma y Amazonas, S.A. de C.V.	Mexico City, Mexico
Instituto Serfin, A.C.	Mexico City, Mexico
International Special Situations Holdings C.V.	George Town, Grand Cayman, Cayman Is.
InverAmerica S.A.	Santa Fe de Bogota, Colombia
Investment Fund Partners	Providence, RI
Investments 2234 Chile Fondo de Inversion Privado I	Santiago, Chile
Investments 2234 Chile Fondo de Inversion Privado II	Santiago, Chile
Investments 2234 China Fund 1 B.V.	Amsterdam, The Netherlands
Investments 2234, LLC	Charlotte, NC
Investments 2234 Overseas Fund I B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund II B.V.	Amsterdam, The Netherlands

Name	Location
Investments 2234 Overseas Fund III B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund IV B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund V B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund VI B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund VII B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund VIII B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund IX B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund X B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 11 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 12 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 13 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Fund 14 B.V.	Amsterdam, The Netherlands
Investments 2234 Overseas Holdings B.V.	Amsterdam, The Netherlands
Investments 2234 Philippines Fund I (SPV-AMC), Inc.	Manila, Philippines
Investments Dos Dos Tres Cuatro Chile Holdings S.A.	Santiago, Chile
Invista Castle Limited	London, U.K.
IRESC, Inc.	Farmington Hills, MI
Iskalo Electric Tower Master Tenant LLC	Williamsville, NY
Island Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
Ismael I, Inc.	George Town, Grand Cayman, Cayman Is.
IWPB, Inc.	Farmington Hills, MI
IX Holdings, L.L.C.	Chicago, IL
JCCA, Inc.	Wilton, CT
Jupiter Loan Funding LLC	Charlotte, NC
Justin, Inc.	George Town, Grand Cayman, Cayman Is.
Kaldi Funding LLC	Charlotte, NC
Kauai Hotel, L.P.	Los Angeles, CA
Keowee Falls Funding LLC	Charlotte, NC
L.A. Funding LLC	Charlotte, NC
Laguna Funding LLC	Charlotte, NC
Laredo Park Holdings, Inc.	Charlotte, NC
Laredo Partners	Charlotte, NC
LaSalle Bank Corporation	Chicago, IL
LaSalle Bank Midwest National Association	Troy, MI
LaSalle Bank National Association	Chicago, IL
LaSalle Business Credit, LLC	Chicago, IL
LaSalle Commercial Mortgage Securities, Inc.	Chicago, IL
LaSalle Community Development Corporation	Chicago, IL
LaSalle Financial Services, Inc.	Chicago, IL
LaSalle Funding LLC	Chicago, IL
LaSalle Healthcare Administrative Services LLC	Chicago, IL
LaSalle Merchant Services, LLC	Louisville, KY
LaSalle National Leasing Corporation	Chicago, IL
LaSalle National Trust Delaware	Wilmington, DE
LaSalle New Markets, LLC	Chicago, IL
LaSalle Street Capital, Inc.	Chicago, IL
LaSalle Trade Services Corporation	Chicago, IL
LaSalle Trade Services Limited	Hong Kong, PRC
LBC Limited	Nassau, Bahamas
Lexington Trails Holdings, LP	Dallas, TX
Leyden Bay B.V.	Amsterdam, The Netherlands
Limacon Park Limited	Dublin, Ireland
Lincoln Road Real Estate Partners, LLC	Miami Beach, FL
Links at Eastwood LLC, The	Charlotte, NC

Name	Location
Linville Funding LLC	Charlotte, NC
Live Oak Apartments, LLC	Charlotte, NC
Loans.co.uk Limited	Watford, England
Madison Park A Corp.	Baltimore, MD
Magellan Bay Limited	George Town, Grand Cayman, Cayman Is.
Main Place Funding, LLC	New York, NY
Mainsearch Company Limited	Chester, England
Manele Bay II Limited	Amsterdam, The Netherlands
Marlborough Sounds LLC	Charlotte, NC
Marlin House Holdings Limited	Herts, England
Marsico Management Holdings, L.L.C.	Charlotte, NC
Maryvale Urban Investments, Inc.	Phoenix, AZ
Mayfair Partners	Charlotte, NC
MBNA Canada Bank	Gloucester, Canada
MBNA Canada Properties Co.	Gloucester, Canada
MBNA Capital A	Wilmington, DE
MBNA Capital B	Wilmington, DE
MBNA Capital C	Wilmington, DE
MBNA Capital D	Wilmington, DE
MBNA Capital E	Wilmington, DE
MBNA Community Development Corporation	Wilmington, DE
MBNA Direct Limited	Chester, England
MBNA Dublin Properties Limited	Dublin, Ireland
MBNA Europe Bank Limited	Chester, England
MBNA Europe Funding, PLC	Chester, England
MBNA Europe Holdings Limited	Chester, England
MBNA Europe Lending S.a.r.l.	Kirschberg, Luxembourg
MBNA Global Services Limited	Chester, England
MBNA Holdings, Inc.	Wilmington, DE
MBNA Indian Services Private Limited	Bangalore, India
MBNA International Investment Holdings, LLC	Wilmington, DE
MBNA International Properties Limited	Chester, England
MBNA Ireland Limited	Carrick-on-Shannon, Ireland
MBNA Luxemburg Holdings S.a.r.l.	Grand Duchy of Luxemburg, Luxembourg
MBNA Marketing Systems, Inc.	Wilmington, DE
MBNA Procurement Services, Inc.	Wilmington, DE
MBNA Property Services Limited	Chester, England
MBNA R & L S.a.r.l.	Kirschberg, Luxemburg
MBNA Receivables Limited	Kirschberg, Luxemburg
MBNA Technology, Inc.	Wilmington, DE
Mecklenburg Park, Inc.	Charlotte, NC
Medina Lane, Inc.	Charlotte, NC
Mediterranean Funding LLC	Charlotte, NC
Merchant Alliance, Inc.	Louisville, KY
MerryPlace at Pleasant City Associates, Ltd.	Tampa, FL
MerryPlace Development, LLC	Charlotte, NC
MerryPlace, LLC	Charlotte, NC
MESBIC Ventures, Inc.	Richardson, TX
Metro Plaza, Inc.	Boston, MA
Metro-Broward Capital Corporation	Ft. Lauderdale, FL
Middletown Finance, LLC	Charlotte, NC
Midway Road Funding Ltd.	George Town, Grand Cayman, Cayman Is.
Midwest Affordable Housing 1997-1, L.L.C.	Charlotte, NC
Midwest Mezzanine Fund III, L.P.	Chicago, IL

Name	Location
Mineral Rapids Investments LP	Charlotte, NC
Mitchell Funding LLC	Charlotte, NC
MM3 HY Funding LLC	Charlotte, NC
MMoney, LLC	San Francisco, CA
MMovie Star Movie, LLC	San Francisco, CA
MNB Smartcard Technologies, Inc.	Farmington Hills, MI
MNC Affiliates Group, Inc.	Washington, DC
MNC Credit Corp	Washington, DC
MOIL Corporation	Wilton, CT
Mortgage Equity Conversion Asset Corporation	Wilmington, DE
MRII Investments LLC	Charlotte, NC
Muirfield Trading LLC	Charlotte, NC
Multi-Family Housing Investment Fund I, LLC	Charlotte, NC
Murry Park, Inc.	Charlotte, NC
Myers Park Trading LLC	Charlotte, NC
N.B. (Bahamas) Ltd.	Nassau, Bahamas
Nations Europe Limited	London, U.K.
NationsBanc Business Credit, Inc.	Charlotte, NC
NationsBanc Leasing & R.E. Corporation	Charlotte, NC
NationsCredit Financial Services Corporation	Jacksonville, FL
NationsCredit Insurance Agency, Inc.	Jacksonville, FL
NB Capital Trust I	Charlotte, NC
NB Capital Trust II	Charlotte, NC
NB Capital Trust III	Charlotte, NC
NB Capital Trust IV	Charlotte, NC
NB Finance Lease, Inc.	San Francisco, CA
NB Funding Company LLC	Charlotte, NC
NB Holdings Corporation	Charlotte, NC
NB International Finance B.V.	Amsterdam, The Netherlands
NB Partner Corp.	Charlotte, NC
NBCDC Osborne, Inc.	Tampa, FL
NBRE Realty LLC	Charlotte, NC
NCNB Lease Atlantic, Inc.	Wilmington, DE
NCNB Lease International, LLC	San Francisco, CA
NeSBIC Buy Out Fund Invest VII B.V.	Utrecht, The Netherlands
Nevis Investments Limited	George Town, Grand Cayman, Cayman Is.
Newark Lane Pty Limited	Charlotte, NC
Newco Home Funding Partners, LLC	Springfield, VA
Newfound Bay Investments Limited	London, U.K.
Newfound Bay Limited	London, U.K.
Newland Lane Limited	George Town, Grand Cayman, Cayman Is.
Nexstar Financial Corporation	Saint Charles, MO
Nightingale Lane Pty Limited	Charlotte, NC
Ninth North-Val, Inc.	Baltimore, MD
NMS Capital, L.P.	Chicago, IL
NMS Investment Holdings, LLC	New York, NY
NMS Services (Cayman) Inc.	George Town, Grand Cayman, Cayman Is.
NMS Services, Inc.	New York, NY
NMS/Oak VIII, LLC	San Francisco, CA
Nobility Hill Realty Trust	Worchester, MA
Norris Associates, L.L.C.	Charlotte, NC
Norstar Venture Partners I	Providence, RI
North East Hillcroft, Inc.	Providence, RI
Northam Lane Limited	George Town, Grand Cayman, Cayman Is.

Name	Location
Northquay Investments Limited	London, U.K.
NorthRoad Capital Management LLC	New York, NY
Northwest Florida Black Business Investment Corporation	Tallahassee, FL
Northwood Villas, L.P.	Dallas, TX
Norton Golf LLC	Boston, MA
NPC International S.A. de C.V.	Juarez, Mexico
Nubia Redevelopment Partnership	Dallas, TX
Oakland Funding No. 1 LLC	Las Vegas, NV
Oakland Funding No. 2 LLC	London, U.K.
Oakridge Pines, LLC	Tampa, FL
Odessa Park, Inc.	Charlotte, NC
Oechsle International Advisors, LLC	Boston, MA
Old Colony Nominees, Limited	London, U.K.
Oldland Lane Limited	George Town, Grand Cayman, Cayman Is.
One Bryant Park LLC	New York, NY
OneFed Leasing Corporation	Providence, RI
Operadora de Derivados Serfin, S.A. de C.V.	Mexico City, Mexico
Orix Funding LLC	Charlotte, NC
Osborne Landing, Ltd.	Tampa, FL
Oshkosh/McNeilus Financial Services Partnership	Dodge Center, MN
OSP Funding LLC	Charlotte, NC
Otter Lake Funding LLC	Charlotte, NC
Pacale, S.A. de C.V.	Mexico City, Mexico
Pacesetter/MVHC, Inc.	Richardson, TX
Pacific Dunes Trading LLC	Charlotte, NC
Pacific Funding LLC	Charlotte, NC
Palm Beach County Black Business Investment Corporation	Riviera Beach, FL
Paneldeluxe Company Limited	Chester, England
Paradise Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
Paradise Urban Investments, LLC	Dallas, TX
Parkside Residential LLC	Washington, DC
Parkside Senior Housing LLC	Washington, DC
PC Dallas Holdings, LP	Dallas, TX
Pegasus Trading LLC	Charlotte, NC
Perissa LLC	San Francisco, CA
Persimmon Springs Funding LLC	Charlotte, NC
PH Sentry Associates	Blue Bell, PA
Piccadilly Financing LLC	Charlotte, NC
Pilot Financial Corp.	Blue Bell, PA
Pine Harbour Limited	London, U.K.
Pinehurst Trading, Inc.	Charlotte, NC
Pinnacle Ridge Funding LLC	Charlotte, NC
Pinyon Park LLC	Charlotte, NC
PJM Office Building, LLC	Baltimore, MD
PJM Retail Center, LLC	Baltimore, MD
Plano Partners	Charlotte, NC
Poplar Partners I	Charlotte, NC
Poseidon Trading LLC	Charlotte, NC
Power Equities, Inc.	Richardson, TX
Powergate Associates Limited	Amsterdam, The Netherlands
PPM Monarch Bay Funding LLC	Charlotte, NC
PPM Shadow Creek Funding LLC	Charlotte, NC
PPM Spyglass Funding Trust	Wilmington, DE
Premium Credit Ltd	Epsom, United Kingdom

Name	Location
Premium Credit Receivables Limited	Epsom, United Kingdom
PRLAP, Inc. (Alaska Corporation)	Juneau, AK
PRLAP, Inc. (Missouri Corporation)	Clayton, MO
PRLAP, Inc. (North Carolina Corporation)	Charlotte, NC
PRLAP, Inc. (Tennessee Corporation)	Knoxville, TN
PRLAP, Inc. (Texas Corporation)	Dallas, TX
PRLAP, Inc. (Virginia Corporation)	Richmond, VA
PRLAP, Inc. (Washington Corporation)	Seattle, WA
Prodigy Holdings Private Limited	Curepipe, Mauritius
Progress Capital Trust I	Blue Bell, PA
Progress Capital Trust II	Blue Bell, PA
Progress Capital Trust III	Blue Bell, PA
Progress Capital Trust IV	Blue Bell, PA
Progress Capital, Inc.	Boston, MA
Progress Realty Advisors, Inc.	Blue Bell, PA
Puritan Mill, LLC	Atlanta, GA
Pydna Corporation	San Francisco, CA
Quail Brook Holdings, LP	Dallas, TX
Quail Creek Holdings, LP	Dallas, TX
Raintree Trading LLC	Charlotte, NC
Ravenswood Investments LLC	Charlotte, NC
RCL Holdings LLC	Chicago, IL
Red Fox Funding LLC	Charlotte, NC
Red River Park, Inc.	Charlotte, NC
Reed Street Partners, L.P.	Atlanta, GA
Reedy Creek Funding LLC	Charlotte, NC
Regent Street II, Inc.	Charlotte, NC
Relay Funding, LLC	Las Vegas, NV
RepublicBank Insurance Agency, Inc.	Dallas, TX
RIHT Life Insurance Company	Phoenix, AZ
RIMCO XIV, Inc.	Farmington Hills, MI
Rising Sun Mills LLC	Baltimore, MD
Ritchie Court M Corporation	Baltimore, MD
Riverfalls Urban Investments, LLC	Dallas, TX
Riverside Park Investments LLC	Charlotte, NC
Riverside Trust	London, U.K.
Riviera Funding LLC	Charlotte, NC
Rob-Wal Investment Co.	Chicago, IL
Robertson Stephens Asset Management, Inc.	San Francisco, CA
Robertson Stephens Capital Markets Holdings Ltd.	Tel Aviv, Israel
Robertson Stephens Group, Inc.	San Francisco, CA
Robertson Stephens International Holdings, Inc.	San Francisco, CA
Robertson Stephens International, Ltd.	London, U.K.
Robertson Stephens Israel Ltd.	Tel Aviv, Israel
Robertson Stephens Services, LLC	Boston, MA
Robertson Stephens U.S. Holdings, Inc.	San Francisco, CA
Robertson Stephens Ventures, Inc.	San Francisco, CA
Robertson Stephens, Inc.	Boston, MA
Rock Harbour Funding LLC	Charlotte, NC
Rockett, LLC, The	San Francisco, CA
Rosebank Meadows Subdivision, LLC	Nashville, TN
Rosedale General Partner, LLC	Baltimore, MD
Rosedale Terrace Limited Partnership	Baltimore, MD
Round Spring Investments GP	Charlotte, NC

Name	Location
Ruby Aircraft Leasing and Trading Limited	London, U.K.
Salem Lafayette Development LLC	Boston, MA
Santander Mexicano, S.A. de C.V. Afore	Mexico City, Mexico
Savoie Holdings S.a.r.l.	Luxembourg, Luxembourg
Sawgrass Trading LLC	Charlotte, NC
SB Holdings, Inc.	Charlotte, NC
Sceptre Management Services LLC	Las Vegas, NV
SCCP I GP, LLC	Baltimore, MD
SCI Holdings Corporation	Baltimore, MD
SCIC Properties, LLC	Baltimore, MD
SCIC Riverwalk, LLC	Baltimore, MD
SCIC San Antonio II, LLC	Baltimore, MD
Sea Pines Funding LLC	Charlotte, NC
Security Pacific Capital Leasing Corporation	San Francisco, CA
Security Pacific EuroFinance Holdings, Inc.	San Francisco, CA
Security Pacific EuroFinance, Inc.	San Francisco, CA
Security Pacific Hong Kong Holdings Limited	Hong Kong, PRC
Security Pacific Housing Services, Inc.	San Diego, CA
Security Pacific Lease Finance (Europe) Inc.	San Francisco, CA
Seguros Santander Mexicano, S.A.	Mexico City, Mexico
Seguros Serfin, S.A.	Mexico City, Mexico
Seminole Funding LLC	Charlotte, NC
Service-Wright Corporation	Washington, DC
Servicios Corporativos de Seguros Serfin, S.A. de C.V.	Mexico City, Mexico
Servicios Corporativos Serfin, S.A. de C.V.	Mexico City, Mexico
Seventh Street Holdings of Delaware, Inc.	Las Vegas, NV
Seventh Street REIT, Inc.	Las Vegas, NV
Seventh Street TRS, Inc.	Las Vegas, NV
Seville Urban Investments, LLC	Dallas, TX
SFIMP I C.V.	Chicago, IL
SFPIC Netherlands C.V.	Chicago, IL
SGL Holding LLC	Chicago, IL
Sierra Nevada Realty, G.P.	Charlotte, NC
Silicon Holdings LLC	Chicago, IL
Silver Peak REIT Holding Company, Inc.	Las Vegas, NV
Silver Peak REIT, Inc.	Las Vegas, NV
Silvertree Australian Investments Pty Limited	Sydney, New South Wales, Australia
Sky Financial Securitization Corp. III	Dover, DE
Sky Financial Securitization Corp. IV	Dover, DE
Sky Financial Securitization Corp. V	Dover, DE
Sky Financial Securitization Corp. VI	Dover, DE
Sky Financial Securitization Corp. VII	Dover, DE
Sligo Lane Limited	Dublin, Ireland
Smother, LLC	San Francisco, CA
Sociedad de Consultoria Administrativa, S.A. de C.V.	Mexico City, Mexico
SOP M Corp.	Baltimore, MD
South Charles Capital Partners I, L.P.	Baltimore, MD
South Charles Investment Corporation	Baltimore, MD
Southam Lane Limited	George Town, Grand Cayman, Cayman Is.
Southern Dallas Development Fund, Inc.	Dallas, TX
Southport Investments, LLC	Charlotte, NC
Southquay Finance Limited	London, U.K.
Sovran Capital Management Corporation	Richmond, VA
Spectrum Mortgage Company, Inc.	Princeton, NJ

Name	Location
Spring Valley Management LLC	Charlotte, NC
Springfield Finance and Development Corporation	Springfield, MO
Spruce Bay Limited	George Town, Grand Cayman, Cayman Is.
SRF 2000, Inc.	Las Vegas, NV
St. Johns Place, L.C.	Jacksonville, FL
Stamford Fidelity Realty Company, Inc., The	Fairfield, CT
Stamford Investors GP LLC	Dover, DE
Stamford Investors LLC	Dover, DE
Stan Fed Proprietary Investment Company I	Chicago, IL
Stan Fed Proprietary Investment Company II	Chicago, IL
Standard Federal Bank Community Development Corporation	Chicago, IL
Standard Federal International, LLC	Chicago, IL
Stanton Road Housing LLC	Washington, DC
Stanwich Loan Funding LLC	Charlotte, NC
Steppington/Dallas, Inc.	Dallas, TX
Sterling Farms Funding, Inc.	Las Vegas, NV
Stonegate Meadows, L.P.	Kansas City, MO
Summerhill Redevelopment Partners, LLC	Atlanta, GA
Summit Capital Trust I	Wilmington, DE
Summit Corporate Secretary, Inc.	Princeton, NJ
Summit Credit Life Insurance Company	Phoenix, AZ
Sunset Hill Corporation	Baltimore, MD
Sycamore Green, LLC	Charlotte, NC
Tabono Joint Venture, The	Dallas, TX
Tabono Partnership II, Ltd.	Dallas, TX
Taconic Trading LLC	Charlotte, NC
Tampa Bay Black Business Investment Corporation, Inc.	Tampa, FL
Taurus Finance Inc.	New York, NY
Teardrop Diamond, LLC	San Francisco, CA
Threadneedle Corporation, The	Boston, MA
Tidewater Pointe Funding LLC	Charlotte, NC
Tikkurila Holdings II S.a.r.l.	Luxembourg, Luxembourg
Titulos Rioplatenses S.A.	Montevideo, Uruguay
Tonopah, LLC	Charlotte, NC
Topanga Inc.	George Town, Grand Cayman, Cayman Is.
Topanga II Inc.	George Town, Grand Cayman, Cayman Is.
Topanga III Inc.	George Town, Grand Cayman, Cayman Is.
Topanga IV Inc.	George Town, Grand Cayman, Cayman Is.
Topanga V Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VIII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga IX Inc.	George Town, Grand Cayman, Cayman Is.
Topanga X Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XIII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XV Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XVI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XX Inc.	George Town, Grand Cayman, Cayman Is.
Town Park Associates, LLC	Miami, FL
Trade Street Auction Rate Funding, LLC	Charlotte, NC
Transistor Holdings, LLC	Las Vegas, NV
Transistor, LLC	Las Vegas, NV

Name	Location
Transit Holding, Inc.	San Francisco, CA
Transit Leasing Corporation	San Francisco, CA
Trenton Park Apartments Limited Partnership	Washington, DC
Trenton Park Housing, LLC	Washington, DC
Trifesol, S.L.	Madrid, Spain
TriSail Capital Corporation	Boston, MA
TriSail Funding Corporation	Boston, MA
TriSail/MMA GP, LLC	Boston, MA
TriSail/MMA Realty Capital Partners I, L.P.	Boston, MA
TriStar Communications, Inc.	San Francisco, CA
Tryon Assurance Company, Ltd.	Hamilton, Bermuda
Tucker Commercial Lease Funding, LLC	San Francisco, CA
Turtle Hill GP LLC	Kansas City, MO
Turtle Hill Townhomes, L.P.	Kansas City, MO
Tyler Trading, Inc.	Charlotte, NC
U.S. Trust Company of Delaware	Wilmington, DE
U.S. Trust Hedge Fund Management, Inc.	Stamford, CT
Ulysses Leasing Limited	St. Helier, Jersey, Channel Islands
Union Capital A.F.A.P. S.A.	Montevideo, Uruguay
Union Realty and Securities Company	St. Louis, MO
United States Trust Company, National Association	New York, NY
Urban Mecca I, LLC	Atlanta, GA
USTrust Technology and Support Services, Inc.	Jersey City, New Jersey
UST Advisers, Inc.	Stamford, CT
UST Securities Corp.	Jersey City, New Jersey
Varese Holdings S.ar.l.	Luxembourg, Luxembourg
Venco, B.V.	George Town, Grand Cayman, Cayman Is.
Vendcrown Limited	Epsom, United Kingdom
Verdington LLC	Charlotte, NC
Vernon Park LLC	Charlotte, NC
Viewpointe Archive Services, L.L.C.	Charlotte, NC
Villages Urban Investments, LLC	Phoenix, AZ
Vine Street Lofts, L.P.	Kansas City, MO
Vine Street Place, L.L.C.	Kansas City, MO
Vine Street Views, L.L.C.	Kansas City, MO
WAM Acquisition GP, Inc.	Chicago, IL
Washington Mill Manager LLC	Boston, MA
Washington View (H) Corporation	Charlotte, NC
Washington Wheatley Neighorhood Partnership	Kansas City, MO
Waterville Funding LLC	Charlotte, NC
Waxhaw Park Investments LLC	Charlotte, NC
WCH Limited Partnership	Dallas, TX
Wellington Land Company, Inc.	Baltimore, MD
Wellington Park/Lewisville, Inc.	Dallas, TX
Wendover Lane II, Inc.	Charlotte, NC
Wendover Lane LLC	Charlotte, NC
West Trade, LLC	Charlotte, NC
West Trade/Sycamore Street, LLC	Charlotte, NC
Westhill Investments Limited	St. Helier, Jersey, Channel Islands
Westminster Properties, Inc.	Providence, RI
Westquay Investments Limited	London, U.K.
Westside Acquisition, LLC	Charlotte, NC
Weybosset Street Capital, Inc.	Charlotte, NC
Whistling Pines Funding LLC	Charlotte, NC

Name	Location
White Ridge Investment Advisors LLC	New York, NY
White Ridge Investments Limited	London, U.K.
White Rock Lane LLC	Charlotte, NC
White Springs LLC	Charlotte, NC
Wickliffe A Corp.	Baltimore, MD
Willow Park LLC	Charlotte, NC
Willowbrook Funding LLC	Charlotte, NC
Willows SA Holdings, LP	Dallas, TX
Windeluxe Company Limited	Chester, England
WM Acquisition LLC	Boston, MA
WM Developer LLC	Boston, MA
WM Master Tenant LLC	Boston, MA
Worthen Mortgage Company	Buffalo, NY
Worthington Avenue, LLC	Charlotte, NC
Yellow Rose Investments Company	Charlotte, NC
Yerington LLC	Charlotte, NC
Zentac Productions, Inc.	San Francisco, CA
Zeus Trading LLC	Charlotte, NC